Aon plc - Worldwide Subsidiaries as of December 31, 2024	Exhibit 21

Name	State/Province	Country
Admiseg S.A.		Argentina
Aon Argentina Corredores de Reaseguros S.A.		Argentina
Aon Risk Services Argentina S.A.		Argentina
Aon Soluciones S.A.		Argentina
Asevasa Argentina S.A.		Argentina
Marinaro Dundas S.A.		Argentina
SN Re S.A.		Argentina
Swire Blanch MSTC II S.A.		Argentina
Swire Blanch MSTC S.A.		Argentina
Affinity Risk Partners (Brokers) Pty Ltd		Australia
Aon Advisory Australia Pty Limited		Australia
Aon Australia Group Pty Ltd		Australia
Aon Australian Holdco 1 Pty Ltd		Australia
Aon Australian Holdco 2 Pty Ltd		Australia
Aon Australian Holdco 3 Pty Ltd		Australia
Aon Charitable Foundation Pty Ltd		Australia
Aon Consolidated Group Pty Ltd		Australia
Aon Corporation Australia Limited		Australia
Aon Group Pty Ltd		Australia
Aon Hewitt Financial Advice Limited		Australia
Aon Holdings Australia Pty Ltd		Australia
Aon Product Design & Development Australia Pty Ltd		Australia
Aon Reinsurance Australia Limited		Australia
Aon Risk & Asset Management Pty Ltd		Australia
Aon Risk Services Australia Limited		Australia
Aon Services Pty Ltd		Australia

Name	State/Province	Country
Aon Superannuation Pty Ltd		Australia
Cut-e Australia Pty Ltd		Australia
HIA Insurance Services Pty Ltd		Australia
One Underwriting Pty Ltd		Australia
Aon Austria GmbH		Austria
Aon Holdings Austria GmbH		Austria
One Underwriting Agency GmbH (Austria Branch)		Austria
Insurance Company of the Bahamas Limited		Bahamas
J.S. Johnson & Company Limited		Bahamas
Aon Bahrain W.L.L.		Bahrain
Aon Insurance Managers (Barbados) Ltd.		Barbados
Aon Polar (Barbados) Ltd.		Barbados
Aon Belgium B.V.		Belgium
Crion N.V.		Belgium
Probabilitas N.V./S.A.		Belgium
Aon (Bermuda) Ltd.		Bermuda
Aon Bermuda Acquisition Ltd.		Bermuda
Aon Bermuda Holding Company Limited		Bermuda
Aon Bermuda QI Holdings Ltd.		Bermuda
Aon Global Operations Bermuda Limited		Bermuda
Aon Group (Bermuda) Ltd.		Bermuda
Aon Insurance Managers (Bermuda) Ltd.		Bermuda
Aon Reinsurance Bermuda Ltd.		Bermuda
International Risk Management Group Ltd.		Bermuda
Marilla Capital Ltd.		Bermuda
Marilla Investment Management Ltd.		Bermuda
Marilla Reinsurance Holdings Ltd.		Bermuda
Marilla Reinsurance Ltd.		Bermuda
One Underwriting (Bermuda) Ltd.		Bermuda

Name	State/Province	Country
White Rock Insurance (Americas) Ltd.		Bermuda
White Rock Insurance (SAC) Ltd.		Bermuda
Aon Bolivia S.A. Corredores de Seguros		Bolivia
Aon Consulting Bolivia S.R.L.		Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros		Bolivia
Aon Brasil Corretora de Resseguros Ltda.		Brazil
Aon Brasil Holdings Participações Ltda		Brazil
Aon Brasil Servicos de Consultoria em Investimentos Ltda		Brazil
Aon Holdings Corretores de Seguros Ltda.		Brazil
Aon Serviços De Saúde Ltda.		Brazil
Associação Instituto Aon		Brazil
NFP (BVI) Limited		British Virgin Islands
1000243952 Ontario Inc.	Ontario	Canada
2171817 Ontario Inc.	Ontario	Canada
2733832 Ontario Inc.	Ontario	Canada
7193599 Canada Inc.	Ontario	Canada
Aon Canada Holdings N.S. ULC	Nova Scotia	Canada
Aon Canada Inc.	Ontario	Canada
Aon Direct Group Inc.	Ontario	Canada
Aon Finance Canada 1 Corp.	Ontario	Canada
Aon Finance Canada 2 Corp.	Ontario	Canada
Aon Finance N.S. 1, ULC	Nova Scotia	Canada
Aon Finance N.S. 5, ULC	Nova Scotia	Canada
Aon Finance N.S. 9, ULC	Nova Scotia	Canada
Aon Investments Canada Inc.	Ontario	Canada
Aon Parizeau Inc.	Quebec	Canada
Aon Reed Stenhouse Inc.	Ontario	Canada
Aon Reinsurance Canada ULC	Nova Scotia	Canada

Name	State/Province	Country
Aon Securities Investment Management Inc.	Ontario	Canada
Aon Solutions 3 Limited	British Columbia	Canada
Aon Solutions Canada Inc.	Nova Scotia	Canada
Aon Solutions Canada, a Partnership	Ontario	Canada
Aon Solutions Corp.	Nova Scotia	Canada
Coles Aon Partnership	British Columbia	Canada
Group Force Benefits Inc.	Ontario	Canada
IAO Actuarial Consulting Services Inc.	Ontario	Canada
J. Allan Brown Consultants, Inc.	British Columbia	Canada
K & K Insurance Brokers, Inc. Canada	Ontario	Canada
Linx Underwriting Solutions Inc.	Ontario	Canada
Minet Inc.	Quebec	Canada
Mondelis Corporation	Ontario	Canada
NAIF Management Limited	Ontario	Canada
Newport Insurance GP Inc.	Ontario	Canada
Newport Insurance LP	Ontario	Canada
Newport Private Wealth Inc.	Ontario	Canada
Newport Strategic Yield Fund Limited Partnership	Ontario	Canada
NFP Canada Corp.	Ontario	Canada
NFP Insurance Services Corp.	Ontario	Canada
NFP Management (Alberta) Corp.	Alberta	Canada
Northern Premium Financing Corp.	Ontario	Canada
Stroz Friedberg Canada Inc.	Ontario	Canada
Townsend (Global Real Estate) GP Ontario Inc.	Ontario	Canada
USLP Underwriting Solutions LP	Alberta	Canada
Aon Insurance Managers (Cayman) Ltd.		Cayman Islands
Aon Risk Solutions (Cayman) Ltd.		Cayman Islands
Aon Chile Corredores de Reaseguros Limitada		Chile

Name	State/Province	Country
Aon Risk Services (Chile) Corredores de Seguros Limitada		Chile
Aon Risk Services (Chile) Inversiones y Servicios Limitada		Chile
Asesorías e Inversiones Benefits SpA		Chile
Benefits Corredores de Seguros SpA		Chile
Inversiones Benfield Chile Ltda.		Chile
Aon Corporation (Beijing Representative Office)		China
Aon Enterprise Solutions (Shanghai) Co., Ltd.		China
Aon-COFCO Insurance Brokers Co., Ltd.		China
Aon Reinsurance Colombia Limitada Corredores de Reaseguros		Colombia
Aon Risk Services Colombia S.A. Corredores de Seguros		Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda.		Colombia
Tecsefin, S.A.		Colombia
Aon Cyprus Insurance Broker Company Limited		Cyprus
Aon Solutions Cyprus Limited		Cyprus
Aon Central and Eastern Europe a.s.		Czech Republic
Crystal Reinsurance s.r.o.		Czech Republic
ADIS A/S		Denmark
Aon Assessment Denmark A/S		Denmark
Aon Denmark A/S		Denmark
Aon Consulting Ecuador S.A.		Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros		Ecuador
UADBB Aon Baltic (Estonia Branch)		Estonia
Aon (Fiji) Pte Limited		Fiji
ADIS A/S, Suomen sivuliike		Finland
Aon Assessment (Finland) Oy		Finland
Aon Finland Oy		Finland
Aon France		France
Aon Holdings France SNC		France
Aon Services S.à.r.l.		France

Name	State/Province	Country
Baloo		France
Delta Assurances		France
New Delta		France
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG		Germany
Aon Deutschland Beteiligungs GmbH		Germany
Aon Holding Deutschland GmbH		Germany
Aon Human Capital Solutions GmbH		Germany
Aon Pensions Insurance Broker GmbH		Germany
Aon Risiko- und Unternehmensberatungs GmbH		Germany
Aon Solutions Germany GmbH		Germany
Aon Trust Germany GmbH		Germany
Aon Versicherungsberatungs GmbH		Germany
Aon Versicherungsmakler Deutschland GmbH		Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH		Germany
Karl Kollner Versicherungsmakler GmbH		Germany
Karl Köllner GmbH Versicherungsmakler		Germany
One Underwriting Agency GmbH		Germany
PRORÜCK Rückversicherungs-Aktiengesellschaft		Germany
UnitedPensions Deutschland AG		Germany
Aon Insurance Managers Gibraltar Limited		Gibraltar
White Rock Insurance (Gibraltar) PCC Limited		Gibraltar
Aon Greece S.A.		Greece
Aon Solutions Greece S.A.		Greece
Aon Insurance Managers (Guernsey) Limited		Guernsey
Aon Insurance Managers (Holdings) Limited		Guernsey
Aon Services (Guernsey) Limited		Guernsey
Lincolnshire Insurance Company PCC Limited		Guernsey
Lombard Trustee Company Limited		Guernsey
White Rock Insurance (Guernsey) ICC Limited		Guernsey

Name	State/Province	Country
White Rock Insurance Company PCC Limited		Guernsey
Aon Holdings Hong Kong Limited		Hong Kong
Aon Hong Kong Limited		Hong Kong
Aon Reinsurance China Limited		Hong Kong
Aon Securities (Hong Kong) Limited		Hong Kong
Aon Services Hong Kong Limited		Hong Kong
Aon Solutions Hong Kong Limited		Hong Kong
Essar Insurance Services Limited		Hong Kong
Aon Hungary Insurance Brokers Risk and Human Consulting LLC		Hungary
Aon Consulting Private Limited		India
Aon India Insurance Brokers Private Limited		India
Aon Risk Insurance Brokers India Private Limited		India
PT Aon Indonesia Insurance Brokers		Indonesia
PT Aon Reinsurance Brokers Indonesia		Indonesia
Aon Bahrain W.L.L. (Iraq Branch)		Iraq
Aiken Insurances Limited		Ireland
Aon Assessment (Ireland) Limited		Ireland
Aon Assessment Solutions Europe Limited		Ireland
Aon Broking Technology Limited		Ireland
Aon Commercial Services and Operations Ireland Limited		Ireland
Aon Commercial Services Ireland Limited		Ireland
Aon Insurance Managers (Dublin) Limited		Ireland
Aon Insurance Managers (Shannon) Limited		Ireland
Aon Investment Holdings Ireland Limited		Ireland
Aon Ireland Limited		Ireland
Aon plc		Ireland
Aon Polar Ireland 1 Limited		Ireland
Aon Polar Ireland 2 Limited		Ireland
Aon Solutions Ireland Limited		Ireland

Name	State/Province	Country
Aon Treasury Ireland Limited		Ireland
Aon Treasury Management Limited		Ireland
Becketts (Trustees) Limited		Ireland
Cut-e Assessment Global Holdings Limited		Ireland
Driftbrook Unlimited Company		Ireland
HC Financial Advisers Limited		Ireland
HR Business Solutions Limited		Ireland
Margin Investments Limited		Ireland
NFP Commercial Insurance Solutions (Ireland) Limited		Ireland
NFP Consultancy EU Holdings Limited		Ireland
NFP Ireland Consultants Limited		Ireland
NFP Ireland Management Limited		Ireland
Orca Financial Limited		Ireland
PM Brennan Financial Brokers Limited		Ireland
Private Clients Trustees Limited		Ireland
Randolph Finance Unlimited Company		Ireland
Sea Change Corporate Limited		Ireland
Sea Change Limited		Ireland
Sean Barrett Bloodstock Insurances Limited		Ireland
The Aon Ireland MasterTrustee DAC		Ireland
Aon (Isle of Man) Limited		Isle of Man
Aon Corporate Services (Isle of Man) Limited		Isle of Man
Aon Holdings (Isle of Man) Limited		Isle of Man
Aon Insurance Managers (Isle of Man) Limited		Isle of Man
Unity Insurance Company (IOM) Limited		Isle of Man
White Rock Employee Benefits PCC (Isle of Man) Limited		Isle of Man
Aon Holdings Israel Ltd.		Israel
Aon Israel Insurance Brokerage Ltd.		Israel

Name	State/Province	Country
Aon Reinsurance Israel Ltd.		Israel
Delek Motors Insurance Agency (2003) Ltd.		Israel
I. Beck Insurance Agency (1994) Ltd.		Israel
National Insurance Office Ltd.		Israel
Ronnie Elementary Insurance Agency Ltd.		Israel
Aon Advisory and Solutions S.r.l.		Italy
Aon Italia S.r.l.		Italy
Aon Reinsurance Italia S.p.A.		Italy
Aon S.p.A. Insurance & Reinsurance Brokers		Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency		Italy
Gi&Bi S.r.l. Gestione e Brokeraggio delle Assicurazioni		Italy
Global Safe Insurance Broker S.r.l.		Italy
Methis Lab S.p.A.		Italy
One Underwriting S.r.l.		Italy
Aon Group Japan Limited		Japan
Aon Holdings Japan Ltd.		Japan
Aon Japan Ltd.		Japan
Aon Solutions Japan Ltd.		Japan
Aon Consulting Kazakhstan LLP		Kazakhstan
Insurance Broker Aon Kazakhstan LLP		Kazakhstan
UADBB Aon Baltic (Latvia Branch)		Latvia
Aon Insurance Managers (Liechtenstein) AG		Liechtenstein
One Underwriting UAB		Lithuania
UADBB Aon Baltic		Lithuania
Aon Belgium B.V. (Luxembourg Branch)		Luxembourg
Aon Global Operations Holdings 1 S.a r.l.		Luxembourg
Aon Global Operations Holdings S.à r.l.		Luxembourg
Aon Global Operations Luxembourg S.a.r.l.		Luxembourg
Aon Global Operations SE		Luxembourg

Name	State/Province	Country
Aon Global Risk Consulting Luxembourg S.à r.l.		Luxembourg
Aon Insurance Managers (Luxembourg) S.A.		Luxembourg
Aon Neudorf Finance S.a.r.l.		Luxembourg
Aon Randolph Luxembourg S.à r.l.		Luxembourg
Aon Re Canada Holdings S.a.r.l.		Luxembourg
Aon Hong Kong Limited (Macau Branch)		Macau
Aon Insurance Brokers (Malaysia) Sdn. Bhd.		Malaysia
Aon Malaysia Sdn. Bhd.		Malaysia
Aon Reinsurance Malaysia Limited		Malaysia
Aon Insurance Managers (Malta) PCC Limited		Malta
Aon Malta Affinity Services Limited		Malta
Aon Services (Malta) Limited		Malta
White Rock Insurance (Europe) PCC Limited		Malta
White Rock Insurance (Netherlands) PCC Limited		Malta
Aon Mauritius Holdings		Mauritius
Aon Solutions Ltd		Mauritius
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
Aon Affinity Mexico, S.A. de C.V.		Mexico
Aon Life, Agente de Seguros, S.A. de C.V.		Mexico
Aon Mexico Business Support, SA de CV		Mexico
Aon Mexico Holdings, S. de R.L. de C.V.		Mexico
Aon Mexico Intermediario de Reaseguro, S.A. de C.V.		Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
E.R.N. Evaluacion de Riesgos Naturales y Antropogenicos, S.A. de C.V.		Mexico
Hewitt Associates, S.C.		Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
Aon Acore S.a.r.l.		Morocco
Casablanca Intermediation Company S.a.r.l.		Morocco
Alexander & Alexander Holding B.V.		Netherlands

Name	State/Province	Country
Aon 4 B.V.		Netherlands
Aon Americas Holdings B.V.		Netherlands
Aon APAC Holdings B.V.		Netherlands
Aon Delta Netherlands B.V.		Netherlands
Aon Global Risk Consulting B.V.		Netherlands
Aon Groep Nederland B.V.		Netherlands
Aon Group Holdings International 1 B.V.		Netherlands
Aon Group Holdings International 2 B.V.		Netherlands
Aon Group International B.V.		Netherlands
Aon Holdings B.V.		Netherlands
Aon Holdings International B.V.		Netherlands
Aon Holdings Mid Europe B.V.		Netherlands
Aon International B.V.		Netherlands
Aon Investments Netherlands B.V.		Netherlands
Aon LATAM Holdings N.V.		Netherlands
Aon Meeùs Assurantiën B.V.		Netherlands
Aon Nederland C.V.		Netherlands
Aon Netherlands Operations B.V.		Netherlands
Aon Polar Netherlands 1 B.V.		Netherlands
Aon Real Estate B.V.		Netherlands
Aon Risk Services EMEA B.V.		Netherlands
Aon Trust Services B.V.		Netherlands
Bekouw Mendes C.V.		Netherlands
Celinvest Amsterdam B.V.		Netherlands
One Underwriting B.V.		Netherlands
Aon Holdings New Zealand		New Zealand
Aon New Zealand		New Zealand
Aon New Zealand Group		New Zealand
Aon Product Design and Development New Zealand Limited		New Zealand

Name	State/Province	Country
Aon Reinsurance New Zealand Limited		New Zealand
Aon Assessment (Norway) AS		Norway
Aon Norway AS		Norway
Aon Majan LLC		Oman
Aon Risk Services (PNG) Limited		Papua New Guinea
Aon Peru Corredores de Reaseguros S.A.		Peru
Aon Peru Corredores de Seguros S.A.		Peru
Aon Soluciones S.A.C.		Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.		Philippines
Aon Polska Services Sp. z o.o.		Poland
Aon Polska Sp. z o.o.		Poland
Aon Sp. z o.o.		Poland
Aon Portugal - Consultores, Unipessoal, Lda.		Portugal
Aon Portugal, S.A.		Portugal
Aon Reinsurance S.A.		Portugal
One Underwriting B.V. (Portugal Branch)		Portugal
Aon Reinsurance Puerto Rico, Inc.		Puerto Rico
Aon Risk Solutions of Puerto Rico, Inc.		Puerto Rico
Hewitt Insurance, Inc.		Puerto Rico
Ikon Communications, Inc.		Puerto Rico
Ikon Executive & Staffing Solutions, Inc.		Puerto Rico
Ikon Insurance, Inc.		Puerto Rico
Ikon Solutions, Inc.		Puerto Rico
International Global Services LLC		Puerto Rico
Aon Qatar LLC		Qatar
Aon Consulting Romania SRL		Romania
Aon Romania Broker de Asigurare - Reasigurare SRL		Romania
Aon Rus Insurance Brokers LLC		Russia

Name	State/Province	Country
Aon Rus LLC		Russia
Aon Arabia for Trade Services Ltd.		Saudi Arabia
Aon Arabia Insurance Brokers LLC		Saudi Arabia
Aon Middle East and North Africa Regional Headquarters LLC		Saudi Arabia
Aon Reinsurance Brokers Saudi Arabia LLC		Saudi Arabia
Alexander & Alexander (Asia) Holdings Pte Ltd		Singapore
Aon Global Operations SE Singapore Branch		Singapore
Aon Insurance Agencies Pte. Ltd.		Singapore
Aon Insurance Managers (Singapore) Pte Ltd		Singapore
Aon Polar Singapore 2 Pte. Ltd.		Singapore
Aon Polar Singapore 3 Pte. Ltd.		Singapore
Aon Polar Singapore 5 Pte. Ltd.		Singapore
Aon Polar Singapore Pte. Ltd.		Singapore
Aon Randolph Singapore 3 Pte. Ltd.		Singapore
Aon Reinsurance Solutions Asia Pte. Ltd.		Singapore
Aon Singapore (Broking Centre) Pte. Ltd.		Singapore
Aon Singapore Acquisition Pte. Ltd.		Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte. Ltd.		Singapore
Aon Singapore Pte. Ltd.		Singapore
Aon Solutions Singapore Pte. Ltd.		Singapore
Stenhouse (South East Asia) Private Limited		Singapore
Aon Bratislava s.r.o.		Slovak Republic
Aon Central and Eastern Europe a.s. (Slovakia Branch)		Slovak Republic
Aon Consulting South Africa (Pty) Ltd		South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd		South Africa
Aon Limpopo (Pty) Ltd		South Africa
Aon Re Africa (Pty) Ltd		South Africa
Aon South Africa (Pty) Ltd		South Africa

Name	State/Province	Country
Aon Hewitt Consulting Korea Inc.		South Korea
Aon Korea Inc.		South Korea
Aon Life Solutions APAC LLC		South Korea
Aon Consulting Services SA		Spain
Aon Iberia Correduria de Seguros y Reaseguros, S.A.U.		Spain
Aon Marketing Directo, S.A.U.		Spain
Aon Reinsurance Iberia Correduria de Reaseguros, S.A.U.		Spain
Aon Southern Europe y Cia, S.L.		Spain
CoverWallet Innovations, S.L.U.		Spain
Fundación Aon Espana		Spain
Grupo Innovac Sociedad Correduría de Seguros, S.A.		Spain
Inspiring Benefits, S.L.		Spain
Novabrok Correduria de Seguros, S.L.		Spain
One Underwriting Agencia de Suscripsión, S.L.U.		Spain
Aon Assessment (Sweden) AB		Sweden
Aon Global Risk Consulting AB		Sweden
Aon Solutions Sweden AB		Sweden
Aon Sweden AB		Sweden
Aon Insurance Managers (Switzerland) AG		Switzerland
Aon Schweiz AG		Switzerland
Aon Underwriting (Schweiz) AG		Switzerland
Assimedia SA		Switzerland
Aon Management Consulting Taiwan Ltd.		Taiwan
Aon Taiwan Ltd.		Taiwan
Aon (Thailand) Limited		Thailand
Aon Consulting (Thailand) Limited		Thailand
Aon Group (Thailand) Limited		Thailand
Aon Re (Thailand) Limited		Thailand

Name	State/Province	Country
Aon Risk Services (Thailand) Limited		Thailand
Aon Solutions (Thailand) Ltd.		Thailand
Aon Energy Caribbean Limited		Trinidad and Tobago
Aon Sigorta ve Reasurans Brokerligi A.S.		Turkey
Aon Solutions Turkey Danismanlik A.S.		Turkey
J.S. Johnson & Company (Turks & Caicos) Limited		Turks and Caicos
Aon Finland Oy (Rep. office) (Ukraine Branch)		Ukraine
Aon Ukraine LLC		Ukraine
Aon (DIFC) Gulf Limited		United Arab Emirates
Aon Holdings Middle East Ltd		United Arab Emirates
Aon Management Services (Middle East) Limited		United Arab Emirates
Aon Middle East Co LLC		United Arab Emirates
Aon Middle East Consulting LLC		United Arab Emirates
Aon Neudorf Finance S.a.r.l. (Dubai Branch)		United Arab Emirates
Aon Reinsurance Solutions MENA Limited		United Arab Emirates
Aon Retirement Solutions Limited		United Arab Emirates
Aon Solutions Middle East Limited		United Arab Emirates
Cut-e Consult DMCC		United Arab Emirates
McLagan Partners, Inc. (Dubai Branch)		United Arab Emirates
Stroz Friedberg Risk Management Limited		United Arab Emirates
Advanced Insurance Consultants Limited		United Kingdom
Annan Financial Services Limited		United Kingdom
Annan Insurance Services Limited		United Kingdom
Aon ANZ Holdings Limited		United Kingdom
Aon Assessment (UK) Limited		United Kingdom
Aon Belgium B.V. (UK Branch)		United Kingdom
Aon Consulting Financial Services Limited		United Kingdom
Aon Consulting Limited		United Kingdom
Aon Cyber Solutions Limited		United Kingdom

Name	State/Province	Country
Aon DC Trustee Limited		United Kingdom
Aon Finance UK 1 Limited		United Kingdom
Aon Finance UK 2 Limited		United Kingdom
Aon Finance UK 3 Limited		United Kingdom
Aon Finance UK 4 Limited		United Kingdom
Aon Finance UK 5 Limited		United Kingdom
Aon Global Holdings 1 Limited (in liquidation)		United Kingdom
Aon Global Holdings 2 Limited (in liquidation)		United Kingdom
Aon Global Holdings Intermediaries Limited		United Kingdom
Aon Global Holdings plc		United Kingdom
Aon Global Limited		United Kingdom
Aon Holdings Limited		United Kingdom
Aon Investments Limited		United Kingdom
Aon Minet Pension Trustees Limited		United Kingdom
Aon Overseas Holdings Limited		United Kingdom
Aon Pension Trustees Limited		United Kingdom
Aon Polar UK 1 Limited		United Kingdom
Aon Polar UK 2 Limited		United Kingdom
Aon Polar UK 3 Limited		United Kingdom
Aon Randolph UK Limited		United Kingdom
Aon Russell Limited		United Kingdom
Aon Securities Limited		United Kingdom
Aon Solutions UK Limited		United Kingdom
Aon Trust Corporation Limited (in liquidation)		United Kingdom
Aon UK Group Limited		United Kingdom
Aon UK Holdings Intermediaries Limited		United Kingdom
Aon UK Holdings Limited		United Kingdom
Aon UK Limited		United Kingdom
Aon UK Trustees Limited		United Kingdom

Name	State/Province	Country
Aon US & International Holdings Limited		United Kingdom
Bacon & Woodrow Partnerships Limited		United Kingdom
Beaubien UK Finance Limited		United Kingdom
C & A Company Secretarial Services Limited		United Kingdom
Clay GBP Limited		United Kingdom
Click 2 Insure Ltd		United Kingdom
CoSec 2000 Limited		United Kingdom
Direct Safety Solutions Ltd		United Kingdom
Friary Insurance Services Limited		United Kingdom
Get Medical Plans Limited		United Kingdom
Gravity Risk Services (East) Ltd		United Kingdom
Gravity Risk Services Limited		United Kingdom
Hallam Green Insurance Services Limited		United Kingdom
Henderson Insurance Brokers Limited		United Kingdom
Honest Employment Law Practice Ltd		United Kingdom
Insurance, Risk & Claims Management Limited		United Kingdom
Insureit UK Ltd		United Kingdom
International Space Brokers Europe Limited (in liquidation)		United Kingdom
International Space Brokers Limited (in liquidation)		United Kingdom
Johnson Fleming Future Life Planning Limited		United Kingdom
Johnson Fleming Group Limited		United Kingdom
Johnson Fleming Limited		United Kingdom
Johnson Fleming Services Limited		United Kingdom
K.G.J. Insurance Services (Midlands) Limited		United Kingdom
KGJ Commercial Insurance Services Limited		United Kingdom
KGJ Insurance Services Limited		United Kingdom
KGJ-Annan Financial Services Limited		United Kingdom
Linkfield Corporate Solutions Limited		United Kingdom

Name	State/Province	Country
Mackenzie Taylor Benefits Consultants Limited		United Kingdom
Mackenzie Taylor Holdings Limited		United Kingdom
Margin Investments UK Limited		United Kingdom
Mason James Insurance Services Limited		United Kingdom
Mayfield Holdings Limited		United Kingdom
McLagan (Aon) Limited		United Kingdom
McLagan Partners, Inc. (UK Branch)		United Kingdom
Minet Group		United Kingdom
MPM Insurance Services Limited		United Kingdom
NFP Benefits Consultants Limited		United Kingdom
NFP Commercial Solutions Limited		United Kingdom
NFP Consultants Limited		United Kingdom
NFP Holdings Limited		United Kingdom
NFP HR Solutions Limited		United Kingdom
NFP Insurance Services Limited		United Kingdom
NFP International Limited		United Kingdom
NFP Management Limited		United Kingdom
NFP UK Holdings Limited		United Kingdom
NFP Wealth Management Limited		United Kingdom
One Underwriting B.V. (UK Branch)		United Kingdom
Portus Consulting Limited		United Kingdom
Resolute Acquisitions Limited		United Kingdom
Resolute-IS Limited		United Kingdom
SLE Worldwide Limited		United Kingdom
Stroz Friedberg Limited		United Kingdom
The Aon MasterTrustee Limited		United Kingdom
The Cronin Insurance Consultancy Ltd		United Kingdom
The Family Fleet Insurance Services Limited		United Kingdom

Name	State/Province	Country
The KGJ Insurance Services Group Limited		United Kingdom
Wentworth Employee Benefits Limited		United Kingdom
1st Community Insurance Services, Inc.	California	USA
3A Partners, LLC	Delaware	USA
Access Plans USA, Inc.	Oklahoma	USA
Accountants Proprietary Financial Servicenet, Inc.	Delaware	USA
Actuarial Consulting Group, Incorporated	Virginia	USA
Administrative Systems, Inc.	Washington	USA
ADP Barlow Insurance, LLC	Pennsylvania	USA
ADP/Statewide Insurance Agencies, Inc.	New Jersey	USA
Affinity Insurance Services, Inc.	Pennsylvania	USA
AFS Advisors, LLC	Georgia	USA
AGS Direct of California, Inc.	Texas	USA
AGS Direct of Florida, Inc	Texas	USA
AGS Direct, Inc.	Texas	USA
AIS Affinity Insurance Agency, Inc.	California	USA
AIS Insurance Agency, Inc.	Washington	USA
Alexander Benefits Consulting, LLC	Colorado	USA
Alexander Reinsurance Intermediaries, Inc.	New York	USA
Allen Insurance Associates, Inc.	California	USA
Alliance Capital Services Insurance Agency Inc.	Massachusetts	USA
Alliance HealthCard of Florida, Inc.	Georgia	USA
Alliance HealthCard, Inc.	Georgia	USA
Alta Associates, Inc.	New York	USA
Alterity Group, LLC	Florida	USA
American Benefits Insurance Corporation	Massachusetts	USA
American Benefits Management Corp.	New Hampshire	USA
American Insurance Services Corp.	Texas	USA

Name	State/Province	Country
AMXH, LLC	Delaware	USA
Annette Willis Insurance Agency, LLC	Florida	USA
Aon Advantage Funds Holding Corporation	Delaware	USA
Aon Advantage Funds LLC	Delaware	USA
Aon Benefit Solutions Inc.	Oklahoma	USA
Aon Chile Holdings, LLC	Delaware	USA
Aon Consulting & Insurance Services	California	USA
Aon Consulting, Inc.	New Jersey	USA
Aon Consulting, Inc.	New York	USA
Aon Corporation	Delaware	USA
Aon Edge Insurance Agency, Inc.	Florida	USA
Aon Fac, Inc.	Illinois	USA
Aon Finance US 1, LLC	Delaware	USA
Aon Finance US 2, LLC	Delaware	USA
Aon Financial & Insurance Solutions, Inc.	California	USA
Aon Foundation	Illinois	USA
Aon Group, Inc.	Maryland	USA
Aon Insurance Agency LLC	Delaware	USA
Aon Insurance Managers (USA) Inc.	Vermont	USA
Aon Investments Holdco LLC	Delaware	USA
Aon Investments USA Inc.	Illinois	USA
Aon IP Advantage Fund GP LLC	Delaware	USA
Aon KHF Fund GP LLC	Delaware	USA
Aon Life Agency of Texas, Inc.	Texas	USA
Aon M&G IP Credit Fund GP LLC	Delaware	USA
Aon Mexico Holdings, LLC	Delaware	USA
Aon North America, Inc.	Delaware	USA
Aon Premium Finance, LLC	Delaware	USA
Aon Private Credit Opportunities GP LLC	Delaware	USA

Name	State/Province	Country
Aon Private Risk Management Insurance Agency, Inc.	Illinois	USA
Aon Property Risk Consulting, Inc.	New York	USA
Aon Re, Inc.	Illinois	USA
Aon Realty Services, Inc.	Pennsylvania	USA
Aon Reinsurance Holdings, Inc.	Delaware	USA
Aon Retirement Plan Advisors, LLC	Delaware	USA
Aon Risk Consultants, Inc.	Illinois	USA
Aon Risk Insurance Services West, Inc.	California	USA
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware	USA
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois	USA
Aon Risk Services Central, Inc.	Illinois	USA
Aon Risk Services Companies, Inc.	Maryland	USA
Aon Risk Services Northeast, Inc.	New York	USA
Aon Risk Services South, Inc.	North Carolina	USA
Aon Risk Services Southwest, Inc.	Texas	USA
Aon Risk Services, Inc. of Florida	Florida	USA
Aon Risk Services, Inc. of Hawaii	Hawaii	USA
Aon Risk Services, Inc. of Maryland	Maryland	USA
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia	USA
Aon Securities LLC	Delaware	USA
Aon Service Corporation	Illinois	USA
Aon Services Group, Inc.	Delaware	USA
Aon Solutions US, LLC	Delaware	USA
Aon TC Holdings, Inc.	New Jersey	USA
Aon Trust Company LLC	Illinois	USA
Aon Underwriting Managers, Inc.	Delaware	USA
Aon US Holdings 2, Inc.	Delaware	USA
Aon US Holdings, Inc.	Delaware	USA
Aon Ward Financial Corporation	Ohio	USA

Name	State/Province	Country
Aon/Albert G. Ruben Insurance Services, Inc.	California	USA
ARM International Corp.	New York	USA
ARM International Insurance Agency Corp.	Ohio	USA
ARMRISK CORP.	New Jersey	USA
Arnone, Lowth, Wilson & Leibowitz, Inc.	New York	USA
AS Holdings, Inc.	Delaware	USA
ASPN Insurance Agency, LLC	Delaware	USA
Associated Agency Group, LLC	Washington	USA
Associated FUIG LLC	Maryland	USA
Associated Insurance Centers of Southern Maryland, LLC	Maryland	USA
Associated Insurance Centers of Virginia LLC	Virginia	USA
Associated Insurance Centers, LLC	Maryland	USA
Association of Rural and Small Town Americans	Missouri	USA
Assurance Licensing Services, Inc.	Illinois	USA
AutoGroup Services, Inc.	Texas	USA
B E P International Corp.	New Jersey	USA
Balser Financial Corporation	Georgia	USA
BD Capital California LLC	Ohio	USA
BD Capital Partners LLC	Ohio	USA
Beacon Insurance Group, Inc.	South Carolina	USA
Benefit Administration Group, LLC	Louisiana	USA
Benefit Marketing Solutions, L.L.C.	Oklahoma	USA
Benefit Plan Services, LLC	Georgia	USA
Benefit Planning Services, Inc.	Illinois	USA
Benefits Network, Inc.	Pennsylvania	USA
Benefits Partner, LLC	Michigan	USA
Benjamin Katz Ltd	Ohio	USA
Blanch Americas, Inc.	Delaware	USA

Name	State/Province	Country
Blue Ridge Captive Solutions PCC, Inc.	North Carolina	USA
Blue Ridge Incorporated Cell 10, Inc. - Vitreous Re	North Carolina	USA
Blue Ridge Incorporated Cell 11, Inc.	North Carolina	USA
Blue Ridge Incorporated Cell 13, Inc. - Catilize Health	North Carolina	USA
Blue Ridge Incorporated Cell 2, Inc.	North Carolina	USA
Blue Ridge Incorporated Cell 8, Inc. – Producer’s Health Alliance	North Carolina	USA
Blue Ridge Incorporated Cell 9, Inc. – Excel Health Alliance	North Carolina	USA
Blue Sky Risk Holdings, LLC	Delaware	USA
Blumencranz, Klepper, Wilkins & Dubofsky, Ltd.	New York	USA
BMI Benefits, L.L.C.	New Jersey	USA
BMS Insurance Agency, L.L.C.	Oklahoma	USA
Bob McCloskey Agency, LLC	New Jersey	USA
Boston Insurance Trust, Inc.	Massachusetts	USA
Bowes & Company, Inc., of New York	New York	USA
Brewers Insurance Cooperative of Colorado, LLC	Colorado	USA
Brokerage Design & Consultants, Inc.	Colorado	USA
BSC Group Services, L.L.C.	New Jersey	USA
BSR Holdings Services, LLC	Delaware	USA
BWD Agency Inc.	New York	USA
BWD Sports and Entertainment, LLC	Delaware	USA
Cambridge Consulting Group LLC	Michigan	USA
Cambridge Risk Management, LLC	Michigan	USA
Cammack Health LLC	New York	USA
Cananwill Corporation	Delaware	USA
Cananwill, Inc.	Pennsylvania	USA
Cananwill, Inc.	California	USA
Capstone Strategies, LLC	Texas	USA
CIC Group, LLC	New York	USA

Name	State/Province	Country
CIC Plact Inc.	New York	USA
Citadel Insurance Managers, Inc.	California	USA
City Securities Insurance, LLC	Indiana	USA
Clippinger Financial Group, L.L.C.	Indiana	USA
Coalition for Benefits Equality and Choice	California	USA
Colburn Risk Holdings LLC	Michigan	USA
Commerce Insurance Group, LLC	Indiana	USA
Corporate Benefits, Inc.	South Carolina	USA
CoverWallet Science, Inc.	Delaware	USA
CoverWallet, Inc.	Delaware	USA
Crescent Meadow, LLC	Delaware	USA
Custom Benefit Programs, Inc.	New Jersey	USA
cut-e USA Inc.	New York	USA
D/A Financial Insurance Services, Inc.	California	USA
David A. Marcus & Associates, Inc.	Illinois	USA
DC FoF 2 GP LLC	Utah	USA
DC FoF 3 GP, LLC	Utah	USA
DeChristopher Brokerage, Inc.	Virginia	USA
Deerfield Financial Group, LLC	Illinois	USA
Delott & Associates, Inc.	Illinois	USA
DGU Associates of New Jersey LLC	New Jersey	USA
DGU Insurance Associates, LLC	Florida	USA
Divergent Wealth Advisors, LLC	Utah	USA
Diversified Brokerage Services, Inc.	Minnesota	USA
DLH Associated LLC	Virginia	USA
DNA Brokerage, L.L.C.	Iowa	USA
Dreyfuss & Birke, Ltd.	New York	USA
Driscoll Insurance Agency, Inc.	California	USA

Name	State/Province	Country
Dublin Insurance Services, Inc.	California	USA
E.W. Blanch International Inc.	Delaware	USA
East Coast Underwriters, LLC	South Carolina	USA
EBS/Foran Insurance and Advisory Services, Inc.	Massachusetts	USA
ECA Advisors, LLC	Minnesota	USA
ECA Marketing, Inc.	Minnesota	USA
ECU Incorporated Cell 1, Inc.	North Carolina	USA
Educators Preferred Corporation	Michigan	USA
Eilers Financial Services, Inc.	Vermont	USA
Elysium Digital, L.L.C.	Delaware	USA
Employee Benefits International, Inc.	Ohio	USA
Equias Alliance, LLC	Delaware	USA
ethos Benefit Partners, inc.	Pennsylvania	USA
EverGuard Insurance Services, Inc.	Washington	USA
Excel Bonds & Insurance Services, Inc.	California	USA
Excel Health Alliance Holding Company	South Carolina	USA
Excess Reinsurance Underwriters, Inc.	Pennsylvania	USA
Executive Life Solutions, Inc.	New York	USA
Executive Services Securities, LLC	Georgia	USA
Fallon Benefits Group, Inc.	Georgia	USA
Farmington Administrative Services, LLC	Connecticut	USA
Felton, Berlin & Erdmann Insurance Services, Inc.	Massachusetts	USA
Fiduciary First, LLC	Florida	USA
Fiducient Advisors LLC	Illinois	USA
Fiducient Group, LLC	Illinois	USA
Fiducient Holdings, LLC	Delaware	USA
FieldTech Blocker Holdings Inc.	Delaware	USA
FieldTech Holdings, LLC	Delaware	USA

Name	State/Province	Country
FieldTech, LLC	Delaware	USA
Financial & Professional Risk Solutions, Inc.	Illinois	USA
Financial Benefit Services Insurance, LLC	Maryland	USA
First Person, Inc.	Indiana	USA
FirstWest Benefit Solutions, LLC	Utah	USA
Fleischer-Jacobs & Associates, Inc.	Delaware	USA
Flynn & Company, Inc.	Michigan	USA
Flynn and Company Employee Benefit Services	Michigan	USA
Foote's Insurance Agency, Inc.	Vermont	USA
Forester Benefits Management, LLC	Tennessee	USA
Fort General Agency, Inc.	New York	USA
FR & Associates, LLC	Nevada	USA
Fullerton Insurance Service, Inc.	California	USA
Futurity Group, Inc.	Nevada	USA
GCG Risk Management, Inc.	New York	USA
GM Advisory Group, LLC	Delaware	USA
GMAG Risk Management, LLC	New York	USA
Golden & Cohen 4, LLC	Delaware	USA
Golden & Cohen, LLC	Maryland	USA
Gotham Digital Science, LLC	Delaware	USA
Ground Control Business Management	California	USA
Guild & Landis, Inc.	Ohio	USA
Hafetz and Associates, L.L.C.	New Jersey	USA
Hager Strategic, Inc.	District of Columbia	USA
Harabedian, Hall & Co., LLC	Delaware	USA
Hayward Tilton & Rolapp Insurance Associates, Inc.	California	USA
Healthcare Coalition for the Uninsured, LLC	Missouri	USA
Healthy Paws Pet Insurance LLC	Washington	USA

Name	State/Province	Country
Helios HR LLC	Virginia	USA
HM Benefits, LLC	Louisiana	USA
Hole-In-One U.S.A., a Nevada Close Corporation	Nevada	USA
Horenberg Insurance Services, Inc.	Maryland	USA
Hospitality Finance Specialists LLC	Washington	USA
Howard M. Koff, Inc.	California	USA
Huntington T. Block Insurance Agency, Inc.	District of Columbia	USA
IBIS Insurance Services, Inc.	Arizona	USA
Impact Forecasting, L.L.C.	Illinois	USA
Improved Funding Techniques Inc.	New York	USA
Indemnis Trade Risk Management Ltd	New York	USA
INPOINT, INC.	Illinois	USA
Inspire Investment Holdings, LLC	Delaware	USA
Insurance & Investment Professionals, Inc.	Wisconsin	USA
Insurance Management Associates	New Jersey	USA
Insurance Management Group, Inc.	Maryland	USA
Insurance Specialty Group, LLC	Georgia	USA
Insurance West Corporation	California	USA
Insured Connect, LLC	Delaware	USA
Integrated Health Concepts, LLC	Texas	USA
International Insurance Group, Inc.	Arizona	USA
International Risk - IRC, Inc.	Massachusetts	USA
International Risk Management (Americas), Inc.	Ohio	USA
International Space Brokers, Inc.	Virginia	USA
iPO LLC	California	USA
IRC, Inc.	New Mexico	USA
IRM/GRC Holding Inc.	Delaware	USA
J.E.A. Enterprises, Inc.	Texas	USA

Name	State/Province	Country
John P. Foran Insurance Agency, Inc.	Massachusetts	USA
Johnson Rooney Welch, Inc.	California	USA
Judith Heft & Associates, LLC	Connecticut	USA
Juno Employee ServicesCo, LLC	Delaware	USA
Juno Search Partners, LLC	Pennsylvania	USA
K & K Insurance Group, Inc.	Indiana	USA
Koty-Leavitt Insurance Agency, Inc.	Arizona	USA
Lane McVicker, LLC	New York	USA
LBG Financial Advisors, Inc.	Pennsylvania	USA
Lenders Risk Management, Inc.	Maryland	USA
Lenders Risk Services, Inc.	Maryland	USA
Lenox Advisors, Inc.	New York	USA
Lenox Brokerage Insurance Services, Inc.	New York	USA
Lenox Long Term Care, LLC	New York	USA
Leverage Benefits Group, LLC	Florida	USA
LFG, Inc.	Pennsylvania	USA
Linn & Associates, Inc.	Florida	USA
LMV Holdings, Inc.	Delaware	USA
LTCI Partners, LLC	Wisconsin	USA
Malpractice Insurance Agency, LLC	California	USA
Martin/Wight & Company, LLC	Maryland	USA
Martin/Wight Investments, LLC	Maryland	USA
Massachusetts Business Association, L.L.C.	Delaware	USA
McCullough Insurance Agency, Inc.	Arizona	USA
McKinley & DiMarco Insurance Services, Inc.	Texas	USA
McLagan Partners Asia, Inc.	Delaware	USA
McLagan Partners, Inc.	Delaware	USA
Meltzer-Karlin Property and Casualty, Inc.	Maryland	USA

Name	State/Province	Country
MFB Financial TPA, Inc.	Florida	USA
MFB Financial, Inc.	Florida	USA
Michelsen Benefits Group, Inc.	North Carolina	USA
MIE Financial Services, LLC	Delaware	USA
MIE Holdings, LLC	Delaware	USA
Modern Survey, Inc.	Minnesota	USA
Muirfield Underwriters, Ltd.	Delaware	USA
Municipal Insurance Consultants, Inc.	New York	USA
National Association of Independent Healthcare Professionals	Arizona	USA
National Distribution Consultants, LLC	Nevada	USA
National Enrollment Services, Inc.	Illinois	USA
NB Insurance, LLC	Vermont	USA
Nemco Benefits, Inc.	New York	USA
Nemco Brokerage, Inc.	New York	USA
New Cochlan Group Holdings, LLC	Illinois	USA
NFP Brokerage Insurance Services, Inc.	Delaware	USA
NFP CA Insurance Services, Inc.	California	USA
NFP Corp.	Delaware	USA
NFP Corporate Services (CA), Inc.	California	USA
NFP Corporate Services (CO), Inc.	Colorado	USA
NFP Corporate Services (IL), Inc.	Illinois	USA
NFP Corporate Services (LA), Inc.	Louisiana	USA
NFP Corporate Services (MN), Inc.	Minnesota	USA
NFP Corporate Services (NW), Inc.	Oregon	USA
NFP Corporate Services (NY), LLC	New York	USA
NFP Corporate Services (OH), Inc.	Ohio	USA
NFP Corporate Services (OK), LLC	Oklahoma	USA

Name	State/Province	Country
NFP Corporate Services (PA), Inc.	New Jersey	USA
NFP Corporate Services (SE), Inc.	North Carolina	USA
NFP Corporate Services (TX), LLC	Delaware	USA
NFP Corporate Services (UT), Inc.	Utah	USA
NFP Equipment, LLC	Delaware	USA
NFP Executive Benefits, LLC	Delaware	USA
NFP Health Services Administrators, LLC	Delaware	USA
NFP Healthcare Industry Insurance Services, Inc.	Arizona	USA
NFP Individual Health Insurance Services, Inc.	California	USA
NFP Inspire JV Holdings, LLC	Delaware	USA
NFP Insurance Services, Inc.	Texas	USA
NFP Intermediate Holdings B Corp.	Delaware	USA
NFP Management (Vermont) Corp.	Vermont	USA
NFP Mid-Atlantic SG, LLC	Delaware	USA
NFP MIE, LLC	Delaware	USA
NFP of New York Insurance Agency, Inc.	New York	USA
NFP Property & Casualty Services, Inc.	New York	USA
NFP Resources V Insurance Agency, Inc.	New York	USA
NFP Resources VI Insurance Agency, Inc.	Alabama	USA
NFP Retirement, Inc.	California	USA
NFP Risk Management Services, Inc.	New York	USA
NFP Schechter Benefits, LLC	Michigan	USA
NFP Segregated Cell Company, LLC	Vermont	USA
NFP Structured Settlements, Inc.	Pennsylvania	USA
NFP-AIS Insurance Services, Inc.	North Carolina	USA
NFP-CBI, LLC	Delaware	USA
NFP-FieldTech Holdings LLC	Delaware	USA

Name	State/Province	Country
NFPFL, LLC	Florida	USA
NFP-Legacy L&A, Inc.	Texas	USA
Northeast Insurance Broker Services, LLC	Vermont	USA
NuVision Financial Corporation, Inc.	Georgia	USA
OCG LLC	Virginia	USA
Offspring Insurance Company, IC	Vermont	USA
Olson & Olson Insurance Services Inc.	Colorado	USA
Orion Investment Advisors, LLC	Virginia	USA
Outdoor Insurance Group, Inc.	Colorado	USA
Pantheon Risk, LLC	Delaware	USA
Paragon Strategic Solutions Inc.	Delaware	USA
Park Shield LLC	Delaware	USA
PartnersFinancial Insurance Agency, Inc.	Massachusetts	USA
PathWise Solutions Group LLC	Delaware	USA
Pen/Flex, Inc.	California	USA
Pennsylvania Business Review, Inc.	Pennsylvania	USA
Pension Solutions, Inc.	Ohio	USA
Philpott Meeks, LP	California	USA
Pieper-Ramsdell Agency, Inc.	Oregon	USA
Pinetree Capitol LLC	Florida	USA
Plan Design Services, Inc.	North Carolina	USA
PM Holdings, LP	California	USA
PM LP Interests, LLC	Delaware	USA
PM MGMT, LP	Delaware	USA
PM MGP, Inc.	Delaware	USA
Potomac Basin Group Associates, LLC	Delaware	USA
Poulos Insurance, Inc.	Vermont	USA
Praxis Insurance Associates, LLC	Delaware	USA

Name	State/Province	Country
Preferred Benefits Group, Inc.	New Jersey	USA
Premier Auto Finance, Inc.	Delaware	USA
Presidio Financial Services Corporation	California	USA
Private Equity Partnership Structures I, LLC	Delaware	USA
Pro Financial Services, LLC	Illinois	USA
Procured Risk Solutions LLC	New York	USA
Professional Benefits Solutions, Inc.	Maryland	USA
Professional Pensions, Inc.	Connecticut	USA
Progressive Benefits Agency Inc	Ohio	USA
Protecdiv, Inc.	Delaware	USA
Protective Marketing Enterprises, Inc.	Tennessee	USA
QuadScore D&O, LLC	Delaware	USA
QuadScore Insurance Services, LLC	Delaware	USA
Quantum Care, Inc.	New Jersey	USA
Quantum Risk Solutions LLC	Delaware	USA
Quest Insurance Group, Inc.	South Carolina	USA
Randel L. Perkins Insurance Services, Inc.	California	USA
Randolph Acquisition Corp.	Delaware	USA
RBT IP, LLC	Delaware	USA
RealCare Insurance Marketing, Inc.	California	USA
Recreation & Leisure Providers RPG, Inc.	Colorado	USA
Reilly Benefits, Inc.	Maryland	USA
Renaissance Bank Advisors, LLC	Georgia	USA
Renaissance Benefit Advisors, Inc.	Pennsylvania	USA
Retirement Investment Advisors, Inc.	Oklahoma	USA
Richard S. Miller & Sons, Inc.	Indiana	USA
River Benefits Consulting Group, LLC	Delaware	USA
Rogers-McNay Agency, Inc.	Ohio	USA

Name	State/Province	Country
Rose & Kiernan, Inc.	New York	USA
RYDY JTH 2, LLC	Florida	USA
Santa Maria & Company	California	USA
Schmidt Financial Group, Inc.	Washington	USA
Schuster Driscoll, LLC	Connecticut	USA
Schwartz Brothers Insurance Agency, Inc.	Illinois	USA
Schwartz Brothers Insurance Agency, L.L.C.	Illinois	USA
Scott Litman Insurance Agency, LLC	Delaware	USA
Scritch Inc.	Texas	USA
Self Funding Inc.	New York	USA
Serra & DelVecchio, LLC	Connecticut	USA
SFJD Holdings, LLC	Connecticut	USA
ShawHankins, Inc.	Georgia	USA
Shepard & Scott Corp.	New Jersey	USA
Southern Insurance Agency, L.L.C.	Louisiana	USA
Specialty Benefits, Inc.	Indiana	USA
Specialty Insurance Consultants, LLC	Colorado	USA
Specialty Program Solutions, LLC	Delaware	USA
SST Benefits Consulting and Insurance Services, Inc.	California	USA
STA Benefits Holdings, LLC	Illinois	USA
STA Benefits, Ltd.	Texas	USA
STA, LLC	Texas	USA
Stallard Financial Strategies, Inc.	Texas	USA
Stroz Friedberg Inc.	Delaware	USA
Stroz Friedberg Investigations LLC	Delaware	USA
Stroz Friedberg, LLC	New York	USA
T2GN, LLC	Delaware	USA
TANGO Administrative and Management Services, LLC	Connecticut	USA

Name	State/Province	Country
Tanner Mainstain Glynn & Johnson, LLC	Delaware	USA
Teifeld & Company Insurance Services, Inc.	California	USA
TF Holdings, LLC	Illinois	USA
The Alliance for Nonprofit Growth and Opportunity, Inc.	Connecticut	USA
The Bay Ridge Group, Inc.	New York	USA
The Cochlan Group, LLC	Illinois	USA
The COMP Consulting Companies, LLC	Delaware	USA
The Dibble Group, Inc.	Florida	USA
The Financial Architects Partners, LLC	Rhode Island	USA
The Hartfield Company, Inc.	Indiana	USA
The Heartland Group, Inc.	Illinois	USA
The KNW Group, LLC	Minnesota	USA
The Management Compensation Group/Southeast, LLC	Georgia	USA
The Meltzer Group, Inc.	Maryland	USA
The Morley Agency, Inc.	New York	USA
The Participant Effect, LLC	Florida	USA
The Thomas Insurance Agency of Benton, Inc.	Arkansas	USA
Thoits Insurance Service, Inc.	California	USA
Thompson Flanagan & Company, LLC	Illinois	USA
Thompson Flanagan Benefits Group, LLC	Illinois	USA
Thompson Flanagan Executive Liability Group, LLC	Illinois	USA
Thorbahn and Associates Insurance Agency, Inc.	Massachusetts	USA
TMS-CBS RPG, LLC	Arizona	USA
Totalis Benefits, Inc.	Arizona	USA
Transit Insurance Services, Inc.	California	USA
Trinity Consulting, Inc.	North Carolina	USA
Trinity Insurance Consulting Group, LLC	North Carolina	USA
Trinity Managers International Inc.	New York	USA

Name	State/Province	Country
Trinity Retirement Solutions, LLC	North Carolina	USA
Tycor Asset Management, Inc.	Pennsylvania	USA
Tycor Benefit Administrators, Inc.	Pennsylvania	USA
Underwriters Marine Services, Inc.	Louisiana	USA
United Advisors, LLC	Delaware	USA
United Business Insurance Agency, Inc.	Massachusetts	USA
Unity Risk Solutions, LLC	Vermont	USA
Valued Pharmacy Services of the Midwest, LLC	Missouri	USA
Vanorsdale Insurance Services	California	USA
Ward Financial Group, Inc.	Ohio	USA
Wealthspire Advisors LLC	New York	USA
Wealthspire Holdings, LLC	Delaware	USA
Wealthspire Investment Corp.	Delaware	USA
Western Risk Insurance Agency	Nevada	USA
White Rock (District of Columbia) PCC Ltd.	District of Columbia	USA
White Rock USA Ltd.	Vermont	USA
Windsor Insurance Associates, Inc.	California	USA
Wisconsin Insurance World, Ltd.	Wisconsin	USA
Worldwide Integrated Services Company	Texas	USA
Wrapid Specialty, Inc.	California	USA
Wright Insurance Agency	California	USA
WT Government Services, LLC	Delaware	USA
WT Technologies, LLC	Delaware	USA
Aon Latin America S.A.		Uruguay
Aon Risk Services (Uruguay) Corredora de Seguros S.A.		Uruguay
Marinaro Dundas SA		Uruguay
Administradora Aon, C.A.		Venezuela
Aon Group Venezuela, Corretaje de Reaseguros, C.A.		Venezuela

Name	State/Province	Country
Aon Risk Services Venezuela, Corretaje de Seguros C.A.		Venezuela
Aon Vietnam Limited		Vietnam